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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of Earliest Event Reported): March 27, 2002

                        Adelphia Business Solutions, Inc.
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             (Exact Name of Registrant as Specified in its Charter)
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                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)
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             000-21605                                  25-1669404
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      (Commission File Number)                 (I.R.S. Employer Identification
                                                             No.)


One North Main Street
Coudersport, PA                                              16915-1141
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(Address of Principal Executive offices)                     (Zip Code)


                                 (814) 274-9830
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               (Registrant's Telephone Number, Including Area Code


                                 Not Applicable

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          (Former Name or Former Address, if changed Since Last Report)
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Item 3.           Bankruptcy or Receivership.

                  On March 27, 2002, Adelphia Business Solutions, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that on March 27, 2002 (1) the Company and certain of its wholly-owned subsidiaries commenced voluntary cases under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York, and (2) the Company reached an agreement with Adelphia Communications Corporation and a Rigas family affiliate to provide debtor-in-possession (DIP) financing in the aggregate principal amount of up to $135 million. On April 1, 2002, the Bankruptcy Court issued an interim order permitting the Company to borrow up to an initial $27 million under the DIP financing facility, pending a final hearing before the Bankruptcy Court, currently scheduled for April 16, 2002, at which the Bankruptcy Court will consider entering a final order permitting the Company to borrow the remaining funds under such facility.

Item 7(c).        Exhibits.

99.1         Press Release, dated March 27, 2002.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ADELPHIA BUSINESS SOLUTIONS, INC.


                                            By:      /s/ Edward E. Babcock
                                                     ---------------------------
                                            Name:    Edward E. Babcock
                                            Title:   Vice President of Finance



Date:   April 3, 2002.




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                                  EXHIBIT INDEX

Exhibit No.                                                Exhibit
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      99.1         Press Release, dated March 27, 2002.